                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): October 16, 1998

                  NEWCOURT RECEIVABLES CORPORATION II
           (Exact name of registrant as specified in its charter)



        Delaware                     333-36059               35-2010710

(State or other jurisdiction  (Commission File Number)     (IRS Employer
of incorporation)                                        Identification No.)



     2700 Bank One Tower
     111 Monument Circle
     Indianapolis, Indiana                                     46204
     (Address of principal executive offices)               (Zip Code)

                                (317) 229-3406
               (Registrant's telephone number, including area code)


                               Not Applicable
           (Former name or former address, if charged since last report.)

ITEM 5. OTHER EVENTS

        The registrant is filing final forms of the exhibit listed in Item 7(c)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (a)    Financial Statements:  None

 (b)    Pro Forma Financial Information: None

 (c)    Exhibits:



     EXHIBIT NO.                      DOCUMENT
     -----------                      ---------
       20                   Monthly Servicer Certificate


                            SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NEWCOURT RECEIVABLES CORPORATION II



                           By:  /s/ Daniel A. Jauernig
                              ------------------------------------
                                    Daniel A. Jauernig
                                    Vice President and
                                  Chief Financial Officer


October 16, 1998

                                 EXHIBIT INDEX


     EXHIBIT NO.                      DOCUMENT
     -----------                      ---------
       20                   Monthly Servicer Certificate
